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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
CSX Corporation
(Name of Registrant as Specified In Its Charter)

The Children's Investment Fund Management (UK) LLP
The Children's Investment Fund Management (Cayman) Ltd.
The Children's Investment Master Fund
3G Capital Partners Ltd.
3G Capital Partners, L.P.
3G Fund L.P.
Christopher Hohn
Alexandre Behring
Gilbert H. Lamphere
Timothy T. O'Toole
Gary L. Wilson
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        On March 17, 2008, The Children's Investment Fund Management (UK) LLP, The Children's Investment Fund Management (Cayman) Ltd., The Children's Investment Master Fund, 3G Capital Partners Ltd., 3G Capital Partners, L.P., 3G Fund L.P., Christopher Hohn, Alexandre Behring, Gilbert H. Lamphere, Timothy T. O'Toole and Gary Wilson (collectively, the "Participants") issued a press release attached hereto as Exhibit 1.

Exhibit 1

Contacts:
George Sard/Jonathan Gasthalter/Renée Soto
Sard Verbinnen & Co.
(212) 687-8080

TCI AND 3G COMMENT ON CSX CLAIMS

        NEW YORK, MARCH 17, 2008—The Children's Investment Fund Management (UK) LLP ("TCI") and 3G Capital Partners, LTD. ("3G") today issued the following statement in response to a lawsuit filed by CSX Corp. (NYSE: CSX) in Federal Court in New York:

        "It is unfortunate that CSX has chosen to manipulate the governance and Board election process by delaying the annual meeting and filing baseless claims. These allegations are wholly without merit and we will defend ourselves vigorously."

About TCI

        TCI is a London-based asset manager founded in 2003 which manages The Children's Investment Master Fund. TCI makes long-term investments in companies globally. The management company is authorized and regulated in the United Kingdom by the Financial Services Authority. The majority of TCI's profits go to The Children's Investment Fund Foundation, a non-profit organization focused on improving the lives of children living in poverty in developing countries.

About 3G

        3G manages a private investment fund that invests in global equities and special situations. 3G Fund L.P. leverages its deep industry and operating expertise in different sectors to identify attractive, long-duration investment opportunities.

# # #

        THIS PRESS RELEASE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESS RELEASE, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE CHILDREN'S INVESTMENT FUND MANAGEMENT (UK) LLP, THE CHILDREN'S INVESTMENT FUND MANAGEMENT (CAYMAN) LTD., THE CHILDREN'S INVESTMENT MASTER FUND, 3G CAPITAL PARTNERS LTD., 3G CAPITAL PARTNERS, L.P., 3G FUND L.P., CHRISTOPHER HOHN, ALEXANDRE BEHRING, GILBERT LAMPHERE, TIMOTHY O'TOOLE AND GARY WILSON (COLLECTIVELY, THE "POTENTIAL PARTICIPANTS"), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO CSX CORPORATION (THE "ISSUER").

        EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS ADDRESSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES. YOU SHOULD BE AWARE THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL PARTICIPANTS ASSUME NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

        THE POTENTIAL PARTICIPANTS RESERVE THE RIGHT TO CHANGE ANY OF THEIR OPINIONS EXPRESSED HEREIN AT ANY TIME AS THEY DEEM APPROPRIATE. THE POTENTIAL PARTICIPANTS DISCLAIM ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

        THE POTENTIAL PARTICIPANTS HAVE NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED IN THIS PRESS RELEASE AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE.

        THE POTENTIAL PARTICIPANTS SHALL NOT BE RESPONSIBLE OR HAVE ANY LIABILITY FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT. THERE IS NO ASSURANCE OR GUARANTEE WITH RESPECT TO THE PRICES AT WHICH ANY SECURITIES OF THE ISSUER WILL TRADE, AND SUCH SECURITIES MAY NOT TRADE AT PRICES THAT MAY BE IMPLIED IN THIS PRESS RELEASE. ANY ESTIMATES, PROJECTIONS AND PRO FORMA INFORMATION SET FORTH IN THIS PRESS RELEASE ARE BASED ON ASSUMPTIONS THAT THE POTENTIAL PARTICIPANTS BELIEVE TO BE REASONABLE, BUT THERE CAN BE NO ASSURANCE OR GUARANTEE THAT ACTUAL RESULTS OR PERFORMANCE OF THE ISSUER WILL NOT DIFFER, AND SUCH DIFFERENCES MAY BE MATERIAL. THIS PRESS RELEASE DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY.

        THIS PRESS RELEASE DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS PRESS RELEASE TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. THE POTENTIAL PARTICIPANTS CURRENTLY OWN AN AGGREGATE OF APPROXIMATELY 8.3% OF THE OUTSTANDING COMMON STOCK OF THE ISSUER. THE POTENTIAL PARTICIPANTS INCLUDE FUNDS AND ACCOUNTS THAT ARE IN THE BUSINESS OF TRADING—BUYING AND SELLING—PUBLIC SECURITIES. IT IS POSSIBLE THAT THERE WILL BE DEVELOPMENTS IN THE FUTURE THAT CAUSE ONE OR MORE OF THE POTENTIAL PARTICIPANTS FROM TIME TO TIME TO SELL ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES.

        ALL STOCKHOLDERS OF THE ISSUER ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE POTENTIAL PARTICIPANTS FROM THE STOCKHOLDERS OF THE ISSUER FOR USE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF THE ISSUER WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN AND IF COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE POTENTIAL PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. INFORMATION RELATING TO THE PARTICIPANTS IS CONTAINED IN EXHIBIT 3 TO THE SCHEDULE 14A FILED BY THE PARTICIPANTS WITH THE SEC ON DECEMBER 19, 2007.

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Exhibit 1